Exhibit 10.2

THIRD AMENDMENT

TO

AMENDED AND RESTATED OMNIBUS AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED OMNIBUS AGREEMENT (“Third Amendment”), dated as of June 16, 2015 (the “Effective Date”) is entered into by and among TransMontaigne LLC., a Delaware limited liability company and formerly known as TransMontaigne Inc. (“TMG”), TransMontaigne GP L.L.C., a Delaware limited liability company (the “General Partner”), TransMontaigne Partners L.P., a Delaware limited partnership (the “Partnership”), TransMontaigne Operating GP L.L.C., a Delaware limited liability company (the “OLP GP”), and TransMontaigne Operating Company L.P., a Delaware limited partnership (the “Operating Partnership”).  The above-named entities are sometimes referred to in this Third Amendment each as a “Party” and collectively as the “Parties.”

R E C I T A L S:

A.The Parties previously entered into the Amended and Restated Omnibus Agreement dated as of December 31, 2007, but effective for all purposes as of January 1, 2008, as amended by the First Amendment to Amended and Restated Omnibus Agreement as of July l6, 2013 and the Second Amendment to Amended and Restated Omnibus Agreement as of April 14, 2015 (collectively, the “Original Agreement”).

B.The Parties desire to amend the Original Agreement in certain respects.

NOW, THEREFORE, in consideration of the premises and the covenants, conditions, and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE 1
DEFINITIONS AND CONSTRUCTION

1.1Defined Terms.  Capitalized terms and references used but not otherwise defined in this Third Amendment have the respective meanings given to such terms in the Original Agreement.

1.2Headings.  All headings herein are intended solely for convenience of reference and shall not affect the meaning or interpretation of the provisions of this Third Amendment.

1.3References.  Each reference in the Original Agreement to “this Restated Agreement”, “herein” or words of like import referring to such Original Agreement shall mean and be a reference to the Original Agreement, as amended by this Third Amendment, and “thereunder”, “thereof” or words of like import shall mean and be a reference to the Original Agreement, as amended by this Third Amendment.  Any notices, requests, certificates and other documents executed and delivered on or after the date hereof may refer to the Original Agreement without making specific reference to this Third Amendment, but nevertheless all such references shall mean the Original Agreement as amended by this Third Amendment.

ARTICLE  2

AMENDMENT TO AGREEMENT

Section 2.1(a) of the Original Agreement is hereby amended to add the following paragraph as a stand-alone additional second paragraph at the end of the existing first paragraph:

“Effective as of the date of the Third Amendment, during the Applicable Period, the Partnership shall pay, or cause to be paid to the TMG Entities as an addition to the Administrative Fee set forth above in the first paragraph of this Section 2.1(a),  a portion of the “Blend Margin” as defined in the Butane Blending Services Agreement dated June 16, 2015 between TransMontaigne Services LLC, NGL Energy Partners LP and Operating Partnership (the “Butane Blending Agreement”) in exchange for the sourcing, administration, testing, recordkeeping, regulatory compliance, reporting and risk management services provided by the TMG Entities or their Affiliates related to butane blending services at the Partnership Group’s terminal facilities.   In addition thereto, in the event that the Partnership and the TMG Entities or their Affiliates enter into additional agreements for butane blending services at the Partnership Group’s terminal facilities on terms and conditions substantially similar to the Butane Blending Agreement, the Partnership shall pay, or cause to be paid to the TMG Entities, a portion of the blend margin that, together with the administrative fee paid to the Partnership thereunder, shall be no less advantageous to the Partnership, in the aggregate, as the “Blend Margin” calculation and the “Administrative Fee” each as defined in the Butane Blending Agreement.”   Unlike the first paragraph of this Section 2.1(a), the fees set forth in this second paragraph are not subject to increases based on (i) changes in the Consumer Price Index, or (ii) the construction or acquisition of additional assets by the Partnership or any other Partnership Group Member, each as described in the first paragraph.

ARTICLE 3

MISCELLANEOUS

3.1Effective Date.  This Third Amendment shall be effective as of Effective Date.

3.2Scope of Third Amendment.  The Original Agreement is amended only as expressly modified by this Third Amendment.  Except as expressly modified by this Third Amendment, the terms of the Original Agreement remain unchanged, and the Original Agreement is hereby ratified and confirmed by the Parties in all respects.  In the event of any inconsistency between the terms of the Original Agreement and this Third Amendment, this Third Amendment shall prevail to the extent of such inconsistency.

3.3Representations and Warranties.  Each Party represents and warrants that this Third Amendment has been duly authorized, executed and delivered by it and that each of this Third Amendment and the Original Agreement constitutes its legal, valid, binding and enforceable obligation, enforceable against it in accordance with its terms, except to the extent such enforceability may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity.

3.4No Waiver.  Except as expressly provided herein, the execution and delivery of this Third Amendment shall not be deemed or construed to (i) constitute an extension, modification or waiver of any term or condition of the Original Agreement, (ii) give rise to any obligation on the part of any Party to extend, modify or waive any term or condition of the Original Agreement, or (iii) be a waiver by any Party of any of its rights under the Original Agreement, at law or in equity.

3.5Reaffirmation.  Each Party hereby reaffirms each and every representation, warranty, covenant, condition, obligation and provision set forth in the Original Agreement, as modified hereby.

3.6Choice of Law.  This Third Amendment shall be subject to and governed by the laws of the State of Colorado, excluding any conflicts of law, rule or principle that might refer to the construction or interpretation of this Third Amendment to the laws of another state.

3.7Jurisdiction.  Each Party hereby submits to the jurisdiction of any state or federal court in the State of Colorado and venue in Denver, Colorado (without recourse to arbitration unless both Parties agree in writing), and to service of process by certified mail, delivered to the Party at the most recent designated address.  Each Party hereby irrevocably waives to the fullest extent permitted by applicable law, any objection to personal jurisdiction, whether on grounds of venue, residence or domicile.

3.8Waiver by Jury Trial.  Each Party further waives, to the fullest extent permitted by Applicable Law, any right it may have to a trial by jury in respect of any proceedings relating to this Third Amendment.

3.9Severability.  If any Article, Section or provision of this Third Amendment shall be determined to be null and void, voidable or invalid by a court of competent jurisdiction, then for such period that the same is void or invalid, it shall be deemed to be deleted from this Third Amendment and the remaining portions of this Third Amendment shall remain in full force and effect.

3.10Counterparts; Facsimile Signatures.  This Third Amendment may be executed by the Parties in separate counterparts and delivered by electronic or facsimile transmission or otherwise and all such counterparts shall together constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have executed this Third Amendment as of the Effective Date.

TRANSMONTAIGNE LLC

By:/s/ Robert T. Fuller

Name:    Robert T. Fuller

Title:    Executive Vice President

TRANSMONTAIGNE GP L.L.C.

By:/s/ Robert T. Fuller

Name:  Robert T. Fuller

Title:  Executive Vice President

TRANSMONTAIGNE PARTNERS L.P.

By TransMontaigne GP L.L.C.

Its General Partner

By:/s/ Robert T. Fuller

Name:  Robert T. Fuller

Title:  Executive Vice President

TRANSMONTAIGNE OPERATING GP L.L.C.

By:/s/ Robert T. Fuller

Name:  Robert T. Fuller

Title:  Executive Vice President

TRANSMONTAIGNE OPERATING COMPANY L.P.

By TransMontaigne Operating GP L.L.C.

Its General Partner

By:/s/ Robert T. Fuller

Name:  Robert T. Fuller

Title:  Executive Vice President